Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	(2,121)	2,561	1,269	3,008	2,144	5,931
Marketable securities	2,634,988	2,564,950	2,512,428	2,508,482	2,434,890	2,370,716
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,692,867	2,627,511	2,573,697	2,571,490	2,497,034	2,436,647

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC	9,066,597	9,066,599	8,766,190	8,766,190	8,766,190	8,766,190
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,566,597	30,566,599	30,266,190	30,266,190	30,266,190	30,266,190

TOTAL ASSETS	33,259,464	33,194,110	32,839,887	32,837,680	32,763,224	32,702,837

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted February 8, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	31,239	24,143	32,270	71,981	90,288	43,722

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,187,553	138,180,457	138,188,584	138,228,295	138,246,602	138,200,036

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	112,707	54,449	(307,901)	(349,819)	(442,582)	(456,403)

TOTAL SHAREHOLDERS EQUITY	(104,928,089)	(104,986,347)	(105,348,697)	(105,390,615)	(105,483,378)	(105,497,199)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	33,259,464	33,194,110	32,839,887	32,837,680	32,763,224	32,702,837

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06
REVENUE:
Net investment income	6,820	8,751	7,539	8,373	8,036	8,792
Net realized gain	0	0	0	0	0	3,887
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,977)	(6,977)	(6,977)	(6,977)	(6,958)	(7,605)
Board fees and expenses	0	(104)	0	0	0	0
Legal fees and expenses	(6,276)	(58,250)	(55,291)	(41,050)	(91,058)	(17,616)
Accounting fees and expenses	0	0	(4,488)	0	0	0
Filing fees and expenses	(2,792)	(1,676)	(2,724)	(2,263)	(2,638)	(1,250)
Miscelleanous	(580)	(3)	0	0	(143)	(28)

NET OPERATING INCOME / LOSS	(9,805)	(58,259)	(61,941)	(41,917)	(92,761)	(13,820)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	(57,010)	0	0	0
Equity in unrealized losses of securities of AIC	0	0	(243,396)	0	0	0

TOTAL OTHER INCOME (EXPENSE)	0	0	(300,406)	0	0	0

NET INCOME (LOSS)	(9,805)	(58,259)	(362,347)	(41,917)	(92,761)	(13,820)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06
CASH DIFFERENCE:
Current ending cash balance	(2,121)	2,561	1,269	3,008	2,144	5,931
Less ending prior month balance	33,863	2,121	(2,561)	(1,269)	(3,008)	(2,144)

NET CASH INCREASE (DECREASE)	31,742	4,682	(1,292)	1,739	(864)	3,787

SOURCES OF CASH:
Net income (loss)	(9,805)	(58,259)	(362,347)	(41,917)	(92,761)	(13,820)
Equity in earnings and unrealized losses of AIC	0	0	300,406	0	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	39,968	70,037	52,522	3,946	73,592	64,174
Increase in:
Post- petition debt	1,579	0	8,127	39,710	18,305	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	31,742	11,778	(1,292)	1,739	(864)	50,354

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(7,096)	0	0	0	(46,567)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(7,096)	0	0	0	(46,567)

NET CASH INCREASE (DECREASE)	31,742	4,682	(1,292)	1,739	(864)	3,787

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	8/31/05	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06
TRADE ACCOUNTS PAYABLE	31,239	24,143	32,270	71,981	90,288	43,722
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	31,239	24,143	32,270	71,981	90,288	43,722